UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2020

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.01

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2020, the Personnel and Compensation Committee (the Committee) of the Board of Directors of Citigroup Inc. (Citigroup or the Company) approved, effective for 2020, a new annual base salary of £1,000,000, up from £850,000, and a new annual fixed role-based allowance of £5,500,000, up from £4,478,000, for Paco Ybarra, the Chief Executive Officer of the Institutional Clients Group of the Company (the CEO of ICG).

Mr. Ybarra’s role-based allowance is based on certain guidelines related to the significance of his role and responsibilities within the Company and is designed to comply with U.K. and E.U. regulatory guidance. In accordance with that guidance, Mr. Ybarra’s annual incentive award must not exceed two times his fixed compensation (i.e., his base salary and role-based allowance) and Mr. Ybarra’s entire incentive award is deferred (with no immediate bonus component). Consistent with Citigroup’s executive compensation program as described in Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 11, 2020, the Committee will determine Mr. Ybarra’s 2020 annual incentive award (and, therefore, total compensation for 2020) after year-end, based on financial and non-financial factors.

The changes in base salary and role-based allowance were made after consultation with the Committee’s independent compensation consultant and are intended in part to allow for total annual compensation in line with the market median for his current role as CEO of the ICG, considering compensation at U.S.-based global banks, while complying with applicable regulatory guidance. The changes are not reflective of, or dependent upon, 2020 Company or individual performance, and relate solely to Mr. Ybarra’s role and responsibilities with the Company. The changes in base salary and role-based allowance do not imply an intent to compensate Mr. Ybarra at the maximum level permitted under the U.K. and E.U. regulatory limits. Mr. Ybarra’s annual incentive will reflect performance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.01	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 19, 2020
	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary